Exhibit 99.2

Investor Contact
John Peschier, 312.930.8491
CME-G
Media Contacts
Anita Liskey, 312.466.4613
Allan Schoenberg. 312.930.8189
news@cme.com
www.cme.com/mediaroom

FOR IMMEDIATE RELEASE

CME Group Announces New Board of Directors

Exchange also announces new board committee members

CHICAGO, July 13 — CME Group (NYSE/Nasdaq: CME) today announced the 30 directors, 25 of which are independent, who will serve on the company’s board of directors following the completed merger with CBOT Holdings effective immediately.

As previously announced, Terrence A. Duffy, Executive Chairman of CME, is now Executive Chairman of CME Group; Charles P. Carey, Chairman of CBOT is now Vice Chairman of CME Group; and, Craig S. Donohue, Chief Executive Officer of CME, is now Chief Executive Officer of CME Group.

Full members of the CME Group Board of Directors and Board Committees of CME Group, follow.

CME Group Board of Directors

Class I (term expires 2008)
Jackie M. Clegg*
James A. Donaldson
Craig S. Donohue
Elizabeth Harrington*
Bruce F. Johnson
Patrick B. Lynch
William P. Miller*
Terry L. Savage*
Myron S. Scholes*
Christopher Stewart

Class II (term expires 2009)
Dennis H. Chookaszian*
Robert F. Corvino
Larry G. Gerdes*
Daniel R. Glickman*
James E. Oliff
John L. Pietrzak
Alex J. Pollock*
William G. Salatich, Jr.
William R. Shepard
David J. Wescott

Class III (term expires 2010)
Charles P. Carey
Mark E. Cermak
Terrence A. Duffy
Martin J. Gepsman
Gary M. Katler
Leo Melamed
Joseph Niciforo
C.C. Odom, II
John F. Sandner
Howard J. Siegel

Board Committees of CME Group Inc.

Audit Committee
Dennis H. Chookaszian, Chairman
Larry G. Gerdes
William P. Miller II
Terry L. Savage

Board Nominating
Alex J. Pollock, Chairman
Mark E. Cermak
Robert F. Corvino
Martin J. Gepsman
James E. Oliff
Howard J. Siegel

Compensation
Alex J. Pollock, Chairman
Mark E. Cermak
Martin J. Gepsman
Larry G. Gerdes
Daniel R. Glickman
Elizabeth Harrington
William R. Shepard

Executive
Terrence A. Duffy, Chairman
Charles P. Carey, Vice Chairman
Craig S. Donohue
Leo Melamed
Joseph Niciforo
C.C. Odom, II
John F. Sandner
William R. Shepard

Governance
Daniel R. Glickman, Chairman
Jackie M. Clegg
Dennis H. Chookaszian
Larry G. Gerdes
Alex J. Pollock
Myron S. Scholes

Market Regulation Oversight Committee
William P. Miller II, Chairman
Jackie M. Clegg
Alex J. Pollock
Terry L. Savage
Myron S. Scholes

*non-industry director

CME Group (www.cmegroup.com) is the world’s largest and most diverse exchange. Formed by the 2007 merger of the Chicago Mercantile Exchange (CME) and the Chicago Board of Trade (CBOT), CME Group serves the risk management needs of customers around the globe. As an international marketplace, CME Group brings buyers and sellers together on the CME Globex electronic trading platform and on its trading floors. CME Group offers the widest range of benchmark products available across all major asset classes, including futures and options based on interest rates, equity indexes, foreign exchange, agricultural commodities, energy, and alternative investment products such as weather and real estate. CME Group is traded on the New York Stock Exchange and NASDAQ under the symbol “CME.”

The Globe logo, CME, Chicago Mercantile Exchange, CME Group, Globex and E-mini, are trademarks of Chicago Mercantile Exchange Inc. CBOT and Chicago Board of Trade are trademarks of the Board of Trade of the City of Chicago. Standard & Poor’s, S&P 500 and S&P, S&P MidCap 400, Standard & Poor’s Depositary Receipts and SPDR are trademarks of The McGraw-Hill Companies, Inc. NASDAQ, NASDAQ-100 and the NASDAQ-100 Index are trademarks of The Nasdaq Stock Market, Inc. Nikkei and Nikkei 225 are trademarks of Nihon Keizai Shimbun Inc. The Russell 2000 Index and Russell 1000 Index are registered trademarks of Frank Russell Co. TRAKRS and Total Return Asset Contracts are trademarks of Merrill Lynch & Co., Inc. GSCI is a trademark of Goldman Sachs & Co. Morgan Stanley Capital International, MSCI, and EAFE are trademarks of MSCI. FTSE/Xinhua China 25 is a trademark of FTSE Xinhua Index Limited. Dow Jones and Dow Jones Industrial Average are trademarks of Dow Jones & Company, Inc. CDR Liquid 50 NAIG is a trademark of Credit Derivatives Research LLC. These trademarks are used herein under license. All other trademarks are the property of their respective owners. Further information about CME Group and its products can be found at www.cmegroup.com.

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